Morgan Stanley Insured California Municipal Securities
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

California                                                              UBS
Infrastruc                                                           Financial
 ture and                                                             Services
 Economic                                                               Inc,
Developmen                                                           Citigroup,
t Bank Bay                                                            Merrill
Area Toll   08/06/     -     $97.72 $1,160,4  5,000,   0.43%   2.09   Lynch &
 Bridges      03             Variou    35,      000             %       Co,
 Seismic                       s       000                            Fidelity
 Retrofit                                                             Capital
 Revenue                                                              Markets,
  Bonds,                                                               First
  Series                                                               Albany
  2003A                                                              Corporatio
First Lien                                                           n, Goldman
  Bonds                                                               Sachs &
                                                                     Co, Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                       s Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                     ed, Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                     s Inc and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC


San Diego                                                             Banc of
 Unified                                                              America
  School                                                             Securities
 District                                                               LLC,
   2003     08/07/     -     $98.46 $349,993  1,000,   0.29%   1.75  Citigroup,
 General      03             Variou   ,599      000             %     Merrill
Obligation                     s                                      Lynch &
  Bonds                                                              Co, Morgan
(Election                                                            Stanley &
 of 1998,                                                                Co
Series E)                                                            Incorporat
                                                                       ed, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Stone &
                                                                     Youngberg
                                                                     LLC, LOOP
                                                                      Capital
                                                                      Markets
                                                                      LLC and
                                                                     Ramirez &
                                                                       Co Inc


                                                                     Citigroup,
   The                                                                EJ De La
Metropolit                                                           Rosa & Co
 an Water                                                            Inc, Bear
 District                                                            Stearns &
    of      09/05/     -     Variou $200,000  1,000,   0.50%   1.72  Co Inc, JP
 Southern     03               s      ,000      000             %     Morgan,
California                                                             Lehman
  , 2003                                                             Brothers,
Authorizat                                                              Loop
   ion                                                                Capital
Series B1                                                             Markets,
   & B2                                                                Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                        ed,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc